                      FORM OF REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of June 6, 2006, by and among Navios Maritime Holdings Inc., a Marshall
Islands corporation (the "COMPANY"), and the warrant holders signatory hereto
(each a "PURCHASER" and collectively, the "PURCHASERS").

      This Agreement is made pursuant to the Warrant Exercise Purchase
Agreement, dated as of the date hereof, among the Company and the respective
Purchasers (the "PURCHASE AGREEMENT").

      The Company and the Purchasers hereby agree as follows:

      1.    Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "ADVICE" shall have the meaning set forth in Section 6(b) hereof.

      "AVAILABILITY DATE" shall have the meaning set forth in Section 3(j)
hereof.

      "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the
State of New York are authorized or required by law or other governmental action to close.

      "EFFECTIVENESS DATE" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 90th calendar day following the Filing Date (120th calendar day in the event of a full review by the Commission) and (b) the fifth (5th) Business Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

      "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a)
hereof.

      "EVENT" shall have the meaning set forth in Section 2(b) hereof.

      "EVENT DATE" shall have the meaning set forth in Section 2(b) hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "FILING DATE" means, with respect to the Registration Statement required to be filed hereunder, the later of (i) the 45th calendar day following the
Closing Date or (ii) the date the Company becomes eligible to use Form F-3 to register the resale of the Registrable Securities.

      "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

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      "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c)
hereof.

      "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c)
hereof.

      "LOSSES" shall have the meaning set forth in Section 5(a) hereof.

      "OFFERING" shall have the meaning set forth in Section 6(d) hereof.

      "PLAN OF DISTRIBUTION" shall have the meaning set forth in Section 2(a)
hereof.

      "PROCEEDING" means an action, claim, suit, investigation or proceeding
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "PROSPECTUS" means the prospectus included in the Registration Statement
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the
Registration Statement, and all other amendments and supplements to the
Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "REGISTRABLE SECURITIES" means the shares of Common Stock issued in connection with the transactions contemplated by the Purchase Agreement, together with any Securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

      "REGISTRATION STATEMENT" means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

      "RULE 415" means Rule 415 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "RULE 424" means Rule 424 promulgated by the Commission pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SUSPENSION CERTIFICATE" shall have the meaning set forth in Section 6(e)
hereof.

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      "TRADING MARKET" means whichever of the New York Stock Exchange, the
American Stock Exchange or the NASDAQ National Market on which the Common Stock is listed or quoted for trading on the date in question.

      2.    Registration.

                  (a)   On or prior to the Filing Date, the Company shall
            prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities sold in the
            Closing for an offering to be made on a continuous basis pursuant to
            Rule 415, or if Rule 415 is not available for offers or sales of the
            Registrable Securities, for such other means of distribution of
            Registrable Securities as the Holders may specify. The Registration
            Statement required hereunder shall be on Form F-3 (except if the
            Company is not then eligible to register for resale the Registrable
            Securities on Form F-3, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration
            Statement required hereunder shall contain (except if otherwise directed by the Holders) the "PLAN OF DISTRIBUTION" attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the
            Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until the date which is two years after the Closing Date or such later date when all
            Registrable Securities covered by the Registration Statement (A)
            have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (B) may be sold without volume restrictions pursuant to Rule
            144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company's transfer agent and the affected Holders (the "EFFECTIVENESS
            PERIOD"). The Company shall telephonically request effectiveness of the Registration Statement as of 5:00 pm Eastern Time on a Trading
            Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading
            Day that the Company telephonically confirms effectiveness with the
            Commission, which shall be the date requested for effectiveness of a
            Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the
            Purchase Agreement), file a Rule 424(b) prospectus with the
            Commission.

                  (b)   If: (i) the Registration Statement is not filed on or
            prior to the Filing Date (if the Company files the Registration
            Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)); or (ii) the
            Registration Statement is not declared effective by the Commission on or before the Effectiveness Date or (iii) after the Effectiveness
            Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders

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            are not permitted to utilize the Prospectus therein to resell such
            Registrable Securities for thirty (30) consecutive calendar days or for more than an aggregate of ninety (90) calendar days during any
            12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "EVENT," and for purposes of clause (i) or (ii) the date on which such breach being occurs, for purposes of clause (iii) the date on which such thirty
            (30) or ninety (90) calendar day period, as applicable, is exceeded, being referred to as an "EVENT DATE"), then, in addition to any other rights the Holders may have hereunder or under applicable law:
            (x) on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable
            Securities then held by such Holder. Notwithstanding anything to the contrary contained herein, no Holder shall be entitled to be included in the Registration Statement or receive liquidated damages unless such Holder has provided such information to the Company as the Company shall have reasonably requested in connection with such
            Registration Statement.

      3.    Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

                  (a)   Not less than three (3) Business Days prior to the
            filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective legal counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

                  (b)   (i) Prepare and file with the Commission such
            amendments, including post-effective amendments, to the Registration
            Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii)
            cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto;
            and (iv) comply in all material

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            respects with the provisions of the Securities Act and the Exchange
            Act with respect to the disposition of all Registrable Securities covered by the Registration Statement in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c)   Notify the Holders of Registrable Securities to be sold
            as promptly as reasonably possible (and, in the case of (i)(A)
            below, not less than two (2) Business Days prior to such filing) and
            (if requested by any such Person) confirm such notice in writing promptly following the day (i) (A) when a Prospectus or any
            Prospectus supplement or post-effective amendment to the
            Registration Statement is proposed to be filed; (B) when the
            Commission notifies the Company whether there will be a "review" of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto as promptly as reasonably possible to each of the
            Holders who so requests, provided such requesting Holders agree to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii)
            of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the
            Registration Statement for amendments or supplements to the
            Registration Statement or Prospectus or for additional information;
            (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (v) of the occurrence of any event or passage of time that makes the financial statements included in the
            Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the
            Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such Holder of Registrable Securities agrees to keep such information confidential until it is publicly disclosed and to waive Section 4.5 of the Purchase Agreement with respect thereto).

                  (d)   Use its commercially reasonable efforts to avoid the
            issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii)
            any suspension of the qualification (or

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            exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e)   To the extent requested by such Holders, furnish to each
            Holder, without charge, at least one conformed copy of the
            Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits
            (including those previously furnished or incorporated by reference)
            promptly after the filing of such documents with the Commission.

                  (f)   Promptly deliver to each Holder, without charge, as many
            copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of
            Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the
            Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

                  (g)   Use its commercially reasonable efforts to register or
            qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the
            Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each of the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable
            Securities covered by the Registration Statement; provided, that the
            Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the
            Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

                  (h)   If requested by the Holders, cooperate with the Holders
            to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such
            Holders may request.

                  (i)   Upon the occurrence of any event contemplated by Section
            3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration
            Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus

                                        6

            will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (j)   If applicable to foreign private issuers, use
            commercially reasonable efforts to make available to its security holders no later than the Availability Date (as defined below), an earning statement covering a period of at least twelve (12) months, beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section
            11(a) of the Securities Act, including Rule 158 promulgated thereunder. For the purpose of this subsection, "AVAILABILITY DATE"
            shall mean the forty-fifth (45th) day following the end of the fourth fiscal quarter after the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the ninetieth (90th) day after the end of such fourth fiscal quarter.

                  (k)   Comply with all applicable rules and regulations of the
            Commission and use its commercially reasonable efforts to cause all
            Registrable Securities to be listed for trading on a Trading Market.

                  (l)   If requested by Holders, in the event of an underwritten
            offering of the Registrable Securities by the Holders, furnish on the date that Registrable Securities are delivered to the
            underwriters for sale pursuant to any such registration (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the
            underwriters and executed counterparts of such opinion addressed to the sellers of Registrable Securities to the same effect as requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the
            Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities
            Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall
            additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request.

      The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.

      4.    Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration

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and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the
Common Stock is then listed for trading, and (B) for compliance with applicable state securities or Blue Sky laws), (ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv)
Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this
Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

      5.    Indemnification

                  (a)   Indemnification by the Company. The Company shall,
            notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such
            Holder (within the meaning of Section 15 of the Securities Act or
            Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the
            Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any
            Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or any violation or alleged violation by the Company of the Securities Act,
            Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the
            Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration

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            Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the
            Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the
            Advice contemplated in Section 6(c). The Company shall notify the
            Holders promptly of the institution, threat or assertion of any
            Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b)   Indemnification by Holders. Each Holder shall, severally
            and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such
            Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any
            Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such
            Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such
            Holder or such Holder's proposed method of distribution of
            Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such
            Holder expressly for use in the Registration Statement, such
            Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such
            Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the
            Registrable Securities covered by the Registration Statement giving rise to such indemnification obligation.

                  (c)   Conduct of Indemnification Proceedings. If any
            Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified
            Party shall promptly notify the Person from whom indemnity is sought
            (the "INDEMNIFYING PARTY") in writing, and the

                                        9

            Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction
            (which determination is not subject to appeal or further review)
            that such failure shall have prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such
      Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding
      (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is reasonably likely to exist if the same counsel were to represent such Indemnified Party and the
      Indemnifying Party (in which case, if such Indemnified Party notifies the
      Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the
      Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No
      Indemnifying Party shall, without the prior written consent of the
      Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the
      Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

                  (d)   Contribution. If a claim for indemnification under
            Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in

                                       10

            connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable
            considerations. The relative fault of such Indemnifying Party and
            Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified
            Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such
      Holder from the sale of the Registrable Securities subject to the
      Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this
      Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.    Miscellaneous

                  (a)   Compliance. Each Holder covenants and agrees that it
            will comply with the prospectus delivery requirements of the
            Securities Act as applicable to it in connection with sales of
            Registrable Securities pursuant to the Registration Statement.

                  (b)   Discontinued Disposition. Each Holder agrees by its
            acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration
            Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event of a discontinued disposition under this Section 6(b), the Company will use

                                       11

            its commercially reasonable efforts to ensure that the use of the
            Prospectus may be resumed as promptly as is practicable and to provide copies of the supplemented Prospectus and/or amended
            Registration Statement or the Advice as soon as possible in order to enable each Holder to resume dispositions of the Registrable
            Securities. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

                  (c)   Amendments and Waivers. The provisions of this
            Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

                  (d)   Lock-up. During the twelve (12) month period following
            the Closing, if the Company delivers to the Purchasers a certificate signed by an officer of the Company stating that the managing underwriter of a registered public offering of equity securities of the Company, all of which relates to securities to be sold on a primary basis by the Company (the "OFFERING"), has requested that the Purchasers refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by the Purchasers for a specified period of time during the Offering, the Purchasers shall refrain from selling or otherwise transferring or disposing of any Registrable Securities then held by the Purchasers beginning on the later of (i) the tenth (10th) Business Day after receipt of such certificate from the Company and (ii) the commencement of the
            Offering (which shall be the effective date of the registration statement for such Offering) and ending following a specified period of time that is customary under the circumstances (not to exceed ninety (90) days).

                  (e)   Suspension of Trading. At any time after the Registrable
            Securities are covered by an effective Registration Statement, the
            Company may deliver to the Holders of such Registrable Securities a certificate (the "SUSPENSION CERTIFICATE") approved by the Chief
            Executive Officer of the Company and signed by an officer of the
            Company stating that the effectiveness of and sales of Registrable
            Securities under the Registration Statement would:

                  (i)   materially interfere with any transaction that would
            require the Company to prepare financial statements under the
            Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange
            Act, or

                  (ii)  require public disclosure of any transaction of the type discussed in Section 6(e)(i) prior to the time such disclosure might otherwise be required.

                                       12

                  Beginning ten (10) Business Days after the receipt of a
            Suspension Certificate by Holders of Registrable Securities, the
            Company may, in its discretion, require such Holders of Registrable
            Securities to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such Holders for a specified period of time that is customary under the circumstances (not to exceed thirty (30) days).
            Notwithstanding the foregoing sentence, the Company shall be permitted to cause Holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any
            Registrable Securities or other securities of the Company on only one occasion during each twelve (12) consecutive month period that the Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the
            Holders under this Section 6(e).

                  (f)   Notices. Any and all notices or other communications or
            deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the
            Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
            (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
            The address and delivery requirements for such notices and communications shall be as set forth in the Purchase Agreement.

                  (g)   Successors and Assigns. This Agreement shall inure to
            the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities, provided a sale of the
            Company shall not be deemed an assignment. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (h)   Counterparts. This Agreement may be executed in any
            number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i)   Governing Law. All questions concerning the
            construction, validity, enforcement and interpretation of this
            Agreement shall be governed by

                                       13

            and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

                  (j)   Cumulative Remedies. The remedies provided herein are
            cumulative and not exclusive of any remedies provided by law.

                  (k)   Severability. If any term, provision, covenant or
            restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l)   Headings. The headings in this Agreement are for
            convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (m)   Independent Nature of Purchasers' Obligations and
            Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the
            transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

      (Remainder of page intentionally left blank. Signature pages follow.)

                                       14

      IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.

                                        NAVIOS MARITIME HOLDINGS INC

                                        By: ____________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                       (Purchaser signature pages follow.)

                                        PURCHASER: _____________________________

                                        By: ____________________________________
                                            Name:
                                            Title:
                                            Fax Number:

                 (Additional Purchaser signature pages follow.)

                                     ANNEX A

      Plan of Distribution

      The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term "selling stockholder" includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non-sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders' shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution.

      The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

            o     ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

            o     one or more block trades in which the broker-dealer will
                  attempt to sell the shares as agent but may position and
                  resell a portion of the block as principal to facilitate the transaction;

            o     purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

            o     an exchange distribution in accordance with the rules of the applicable exchange;

            o     public or privately negotiated transactions;

            o     on the Nasdaq National Market (or through the facilities of any national securities exchange or U.S. inter-dealer
                  quotation system of a registered national securities
                  association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

            o     through underwriters, brokers or dealers (who may act as
                  agents or principals) or directly to one or more purchasers;

            o     a combination of any such methods of sale; and

            o     any other method permitted pursuant to applicable law.

                                       A-1

      In connection with distributions of the shares or otherwise, the selling stockholders may:

            o     enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short
                  sales of the shares in the course of hedging the positions they assume;

            o     sell the shares short and redeliver the shares to close out such short positions;

            o     enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

            o     pledge shares to a broker-dealer or other financial
                  institution, which, upon a default, they may in turn resell.

      In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

      The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding certain limitations.

      Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus.
The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker-dealers or agents acting on their behalf. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling

                                       A-2

stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker-dealer might be in excess of customary commissions for routine market transactions).

      In offering the shares covered by this prospectus, the selling stockholders, and any broker-dealers and any other participating broker-dealers who execute sales for the selling stockholders, may be deemed to be
"underwriters" within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker-dealers may be deemed to be underwriting discounts and commissions.

      The Company is required to pay all fees and expenses incident to the registration of the shares.

      The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the
Securities Act.

                                       A-3